                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 31, 1998


                             2CONNECT EXPRESS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
--------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


        000-22251                                          65-0674664
       ------------                                    -------------------
       (Commission                                      (I.R.S. Employer
       file number)                                    Identification No.)


2055 LAKE AVENUE, S.E., SUITE A, LARGO, FL                    33771
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE       (727) 584-7902
--------------------------------------------------------------------------------


             3500 GATEWAY DRIVE, SUITE 101, POMPANO BEACH, FL 33069
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






                                                             Page 1 of ___ Pages
                                                     Index to Exhibits on Page 6

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Effective at 11:59 p.m. December 31, 1998, 2Connect Express, Inc., a Florida corporation (the "Registrant"), completed a merger ("Merger") with Bobby Allison Cellular Systems of Florida, Inc., a Florida corporation ("Bobby Allison"), whereby Bobby Allison was merged with and into 2Connect Acquisition Corp., a Florida corporation ("Acquisition") and a wholly-owned subsidiary of the Registrant formed for the purpose of the Merger, with Acquisition surviving the Merger.

         The Merger was effected pursuant to that certain Merger Agreement by and among the Registrant, Acquisition, Bobby Allison and all of the Shareholders of Bobby Allison (Robert L. McGinnis and James L. Ralph) dated May 1, 1998 ("Merger Agreement"), as amended October 26, 1998 ("Amendment"). Pursuant to the terms of the Merger Agreement, the following occurred: (i) Acquisition survives the Merger, remains a wholly owned subsidiary of 2Connect and has changed its name to "Bobby Allison Wireless, Inc."; (ii) the holders of the common stock of Bobby Allison, Messrs. McGinnis and Ralph, each received for such shares (A) 175,000 shares (350,000 in the aggregate) of the common stock of the Registrant, par value $.01 per share ("Common Stock") and (B) a $125,000 debenture ($250,000 in the aggregate) bearing interest at 7.5% per annum amortized over three (3) years; (iii) each share of the 15 outstanding shares of 7.5% Series A Convertible Preferred Stock of Bobby Allison was converted into a share of 7.5% Series A Convertible Preferred Stock of the Registrant, par value $1.00 per share ("Series A Preferred Stock") and each of which has a face value of $25,000 and is convertible into 4,166 shares of Common Stock or, in the aggregate, 62,490 shares of Common Stock; (iv) each share of the 50 outstanding shares of 7.5% Series B Convertible Preferred Stock of Bobby Allison was converted into a share of 7.5% Series B Convertible Preferred Stock of the Registrant, par value $1.00 per share ("Series B Preferred Stock") and each of which has a face value of $25,000 and is convertible into 4,166 shares of Common Stock or, in the aggregate, 208,300 shares of Common Stock; (v) Craig R. Heyward and F. Eugene Woodham resigned from the Board of Directors of 2Connect and Messrs. McGinnis and Ralph were elected to fill such vacancies and (vi) James S. Holbrook, Jr., former Chairman and CEO, and F. Eugene Woodham, former Secretary and Treasurer, resigned as officers of 2Connect and Robert L. McGinnis was appointed to serve as Chairman, CEO and Treasurer and James L. Ralph was appointed to serve as President and Secretary. They have also entered into employment contracts with the Registrant effective December 31, 1998. See Item 5 below for a description of the employment contracts.

         As a result of the Merger, the sole shareholders of Bobby Allison, Robert L. McGinnis and James L. Ralph, acquired control of the Registrant and the headquarters of the Registrant has been moved from 3500 Gateway Drive, Suite 101, Pompano Beach, Florida 33069 to the space occupied by Bobby Allison at 2055 Lake Avenue, S.E., Suite A, Largo, Florida 33771. Prior to the Merger, there were 130,000 shares of Common Stock outstanding. Pursuant to the Merger, Messrs. McGinnis and Ralph, the sole shareholders of Bobby Allison, were each issued 175,000 shares (350,000 in the aggregate) of Common Stock and a $125,000 debenture ($250,000 in the aggregate) of the Registrant bearing interest at 7.5% per annum amortized over three (3) years. Also, Messrs. McGinnis and Ralph were issued 3 shares (6 in the aggregate) of the Series B Preferred Stock convertible into 24,996 shares of Common Stock. Consequently, as of the Merger, Messrs. McGinnis and Ralph own approximately 73% of the outstanding Common Stock, no Series A Preferred Stock and 12% of the Series B Preferred Stock. Also, as a consequence of the Merger, Messrs. McGinnis and Ralph represent two-thirds of the directors and serve as the sole executive officers of the Registrant. Their percentage ownership of the outstanding Common Stock would be diluted to just under 50% if all of the Registrant's outstanding Series A Preferred Stock and outstanding Series B Preferred Stock (including the shares owned by Messrs. McGinnis and Ralph) are converted into Common Stock.

         There is currently no stock option plan but, in accordance with the Employment Agreements by and between the Registrant and Messrs. McGinnis and Ralph (see Item 5 below), the Registrant anticipates adopting a stock option plan. Depending upon future dilution resulting from the sale of additional securities of the Registrant, Messrs. McGinnis and Ralph could cause the Board of Directors to issue such number of stock options to themselves as officers and directors of the Registrant necessary to provide Messrs. McGinnis and Ralph the opportunity to maintain control of a majority of the outstanding Common Stock even if all of the currently outstanding Series A Preferred Stock and Series B Preferred Stock is converted. The Registrant has also authorized 7.5% Series C Convertible Preferred Stock ("Series C Preferred Stock") none of which are issued and outstanding, but each share of which is also convertible into 4,166 shares of Common Stock. See the Registrant's First Amendment to its Form 10-QSB for the quarter ended October 31, 1998 and Item 5 below for a description of the Series A Preferred Stock, the Series B Preferred Stock and Series C Preferred Stock (hereinafter, the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock is collectively referred to as the "Preferred Stock").

         Bobby Allison was a specialty retailer of cellular service and an authorized dealer for AT&T Wireless. Bobby Allison operated through one direct marketing location and 24 mall-based specialty retail locations including the Registrant's one location at Coral Square Mall which Bobby Allison operated from June 16, 1998 through the Merger pursuant to that Management Agreement by and between the Registrant and Bobby Allison effective the same date. As a consequence of the Merger, the Registrant now operates the one direct marketing location and 24 mall-based specialty retail locations and the management of Bobby Allison is the management of the Registrant. A copy of the Management Agreement was filed with the Registrant's Form 10-QSB for the quarter ended July 31, 1998.

         The Registrant began operation as a specialty retailer of cellular and other communication services in 1996. The Registrant conducted an initial public offering of 520,000 Units consisting of 2 shares of Common Stock and 1 Common Stock Purchase Warrant in May of 1997. In May of 1998, the Units automatically terminated into their constituent parts. The Common Stock Purchase Warrants expired unexercised and the Common Stock remained outstanding. On January 12, 1998, 2Connect filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court, Southern District of Florida ("Bankruptcy Court"), and subsequently closed all of its stores except the store at Coral Square Mall in Coral Springs, Florida. 2Connect liquidated most of its assets and reduced its overhead to skeleton levels. The Coral Square store operated from June 16, 1998 until the effective date of the Merger under a Management Agreement with Bobby Allison whereby Bobby Allison was responsible for all expenses related to that store and was entitled to any profits or losses that it generated. The Management Agreement automatically terminated upon the Merger.

         On August 27, 1998, the Registrant entered into an agreement ("Agreement") with Sterne, Agee & Leach, Inc. ("Sterne Agee"), the managing underwriter if the initial public offering, whereby Sterne Agee acquired out of bankruptcy 100% of the equity interests of the Registrant and the Registrant retained the Coral Square store lease and certain store fixtures. In consideration for such acquisition, Sterne Agee made a new value contribution to the bankruptcy estate for the benefit of the Registrant's creditors in the amount of $175,000. Also pursuant to the terms of the Agreement and effective August 27, 1998, all of the members of the Board of Directors, except for Marc
D. Fishman, resigned from the Board of Directors and Mr. Fishman, as the sole remaining director, and in accordance with the Bylaws of the Registrant, appointed James S. Holbrook, Jr., Craig R. Heyward and F. Eugene Woodham, each of whom are employees of Sterne Agee, to fill three of the vacancies. The Board of Directors further resolved to appoint James S. Holbrook, Jr. as the Chairman of the Board and, in accordance with the Bylaws of the Registrant, to designate that the Chairman of the Board is the chief executive officer of the corporation. Mr. Fishman resigned from the Board of Directors on October 26, 1998, the day before the effective date of the Plan of Reorganization (as described below).

         To effect the Agreement, the Plan of Reorganization, as amended, provided that, upon the effective date of the Plan of Reorganization, all of the existing Common Stock of the Registrant was forever extinguished and canceled and the Registrant issued 30,000 new shares of Common Stock to Sterne Agee which constituted 100% of the issued and outstanding shares at such time. The existing shareholders of the Common Stock of the Registrant did not retain any interest in the post-bankruptcy estate and their interests were extinguished and canceled. On October 27, 1998, the U.S. Bankruptcy

Court confirmed the Registrant's Plan of Reorganization. A related entity of Sterne Agee acquired an additional 100,000 shares of Common Stock prior to the Merger. A copy of the Registrant's Plan of Reorganization and amendments thereto was filed with the Registrant's Form 10-QSB for the quarter ended October 31, 1998.

         The Merger Agreement and Amendment were negotiated at arm's length. However, during the time from the execution of the Agreement until the Merger, which included the execution of the Amendment, certain officers of Sterne Agee served as the Board of Directors and the officers of the Registrant. Also during such time, Sterne Agee and certain of its affiliates ("Sterne Agee Group") owned 44 shares of the 7.5% Series B Convertible Preferred Stock of Bobby Allison during such time which was converted pursuant to the Merger into 44 shares of Series B Preferred Stock. Consequently, the Sterne Agee Group had the right to convert into 2068 shares of Bobby Allison common stock or approximately 29% assuming conversion of all of Bobby Allison's preferred stock, and, after the Merger, 183,304 shares of Common Stock or approximately 24% of the Common Stock assuming conversion of all of the Registrant's outstanding Preferred Stock. The Sterne Agee Group also owns 130,000 shares of Common Stock or approximately 17% of the Common Stock assuming conversion of all of the Preferred Stock of the Registrant.

         A copy of the Merger Agreement, Amendment and Articles of Merger have been filed as Exhibits 2.1, 2.2 and 2.3 hereto, respectively.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         See Item 1.

ITEM 5.  OTHER EVENTS

         ARTICLES OF AMENDMENT. On December 28, 1998, the Registrant filed Articles of Amendment to its First Amended and Restated Articles of Incorporation which amended the payment dates for dividends on its Preferred Stock from every six (6) months beginning on the date six (6) months after the issuance of each share of Preferred Stock to being payable every January 1st and July 1st for Series A Preferred Stock and Series B Preferred Stock and to every April 1st and October 1st for Series C Preferred Stock. See the Registrant's Amendment to its Form 10-QSB for the quarter ended October 31, 1998 for a further description of the Preferred Stock. A copy of the Articles of Amendment are attached hereto as Exhibit 3.1.

         EMPLOYMENT AGREEMENTS.

         MCGINNIS AGREEMENT. Pursuant to the employment agreements entered into between the Registrant and Robert L. McGinnis ("McGinnis Agreement") on December 31, 1998, Mr. McGinnis became the Registrant's Chief Executive Officer. The McGinnis Agreement shall have an initial term of three (3) years. Upon the expiration of the initial term, the McGinnis Agreement shall automatically renew for successive one (1) year terms unless sooner terminated by either party giving written notice one hundred twenty (120) days prior to the commencement of such renewal term. During the first twelve (12) months of the McGinnis Agreement, Mr. McGinnis shall receive a minimum annual base compensation of One Hundred Thirty-Five Thousand Dollars ($135,000). At the end of such initial twelve (12) month period and each twelve (12) month period thereafter, the Registrant's Board of Directors shall review Mr. McGinnis' annual salary to determine the next twelve (12) months annual compensation; provided, however, that Mr. McGinnis' annual salary shall be increased a minimum of six percent (6%) each year. The McGinnis Agreement requires that the Board of Directors approve an incentive compensation plan which provides additional compensation to Mr. McGinnis based upon the Registrant's net income and which at a minimum shall be equal to two percent (2%) of the Registrant's net income for any applicable employment year. The Board of Directors may also reward Mr. McGinnis additional discretionary compensation in the form of bonuses or other rewards. In the event that Mr. McGinnis terminates the

McGinnis Agreement for the Registrant's breach of its terms, then the Registrant shall pay Mr. McGinnis severance compensation equal to two-thirds (2/3) of Mr. McGinnis' annual compensation at the time of the termination if during the initial three (3) year term and one-fourth (1/4) of Mr. McGinnis' annual compensation at the time of the termination if during a renewal term.

         Pursuant to the McGinnis Agreement, Mr. McGinnis will be entitled to receive other benefits such as an automobile, health insurance, disability insurance, reimbursement of business expenses and the right to participate in other employee benefit plans, retirement plans, deferred compensation plans and other fringe benefits generally made available to executive and management employees of the Registrant. The McGinnis Agreement further provides that Mr. McGinnis will be eligible to participate in a stock option plan of the Registrant which has reserved for issuance at least ten percent (10%) of the issued and outstanding capital stock of the Registrant. As previously stated, no stock option plan has yet been adopted.

         Finally, the McGinnis Agreement provides that the Registrant shall fund the premium of a life insurance policy on Mr. McGinnis' life which will provide a split-dollar benefit , i.e, death benefit to the Registrant and cash surrender value to Mr. McGinnis' designated beneficiaries or estate in the event of his death. The life insurance policy shall be a permanent life policy with a face amount that will cause the annual premium to exceed the annual cost of term life insurance by $15,000. If Mr. McGinnis is terminated, then Mr. McGinnis shall become the sole owner of the policy.

         RALPH AGREEMENT. Pursuant to the employment agreements entered into between the Registrant and James L. Ralph ("Ralph Agreement") on December 31, 1998, Mr. Ralph became the Registrant's President. The Ralph Agreement shall have an initial term of three (3) years. Upon the expiration of the initial term, the Ralph Agreement shall automatically renew for successive one (1) year terms unless sooner terminated by either party giving written notice one hundred twenty (120) days prior to the commencement of such renewal term. During the first twelve (12) months of the Ralph Agreement, Mr. Ralph shall receive a minimum annual base compensation of One Hundred Thirty- Five Thousand Dollars ($135,000). At the end of such initial twelve (12) month period and each twelve
(12) month period thereafter, the Registrant's Board of Directors shall review Mr. Ralph' annual salary to determine the next twelve (12) months annual compensation; provided, however, that Mr. Ralph' annual salary shall be increased a minimum of six percent (6%) each year. The Ralph Agreement requires that the Board of Directors approve an incentive compensation plan which provides additional compensation to Mr. Ralph based upon the Registrant's net income and which at a minimum shall be equal to two percent (2%) of the Registrant's net income for any applicable employment year. The Board of Directors may also reward Mr. Ralph additional discretionary compensation in the form of bonuses or other rewards. In the event that Mr. Ralph terminates the Ralph Agreement for the Registrant's breach of its terms, then the Registrant shall pay Mr. Ralph severance compensation equal to two-thirds (2/3) of Mr. Ralph's annual compensation at the time of the termination if during the initial three (3) year term and one-fourth (1/4) of Mr. Ralph's annual compensation at the time of the termination if during a renewal term.

         Pursuant to the Ralph Agreement, Mr. Ralph will be entitled to receive other benefits such as an automobile, health insurance, disability insurance, reimbursement of business expenses and the right to participate in other employee benefit plans, retirement plans, deferred compensation plans and other fringe benefits generally made available to executive and management employees of the Registrant. The Ralph Agreement further provides that Mr. Ralph will be eligible to participate in a stock option plan of the Registrant which has reserved for issuance at least ten percent (10%) of the issued and outstanding capital stock of the Registrant. As previously stated, no stock option plan has yet been adopted.

         Finally, the Ralph Agreement provides that the Registrant shall fund the premium of a life insurance policy on Mr. Ralph' life which will provide a split-dollar benefit, i.e., death benefit to the Registrant and Mr. Ralph' s designated beneficiaries or estate in the event of his death. The life insurance policy shall be a permanent life policy with a face amount that will cause the annual premium to exceed the annual cost of term life insurance by $10,000. If Mr. Ralph is terminated, then Mr. Ralph shall become the sole owner of the policy.

         Copies of the Employment Agreements are attached as Exhibit 10.1 and 10.2, respectively.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Pursuant to the terms of the Merger Agreement, Craig R. Heyward and F. Eugene Woodham resigned from the Board of Directors of the Registrant and Robert
L. McGinnis and James L. Ralph were elected to serve in such vacancies. Neither Craig R. Heyward nor F. Eugene Woodham resigned because of any disagreement with the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired: The financial statements will be filed by amendment to this Form 8-K in accordance with Item 7(a)(4) of Form 8-K.

(b) PRO FORMA financial information: The PRO FORMA will be filed by amendment to this Form 8-K in accordance with Item 7(b)(2) of Form 8-K.

(c) Exhibits

         2.1 Merger Agreement by and among 2Connect Express, Inc., 2Connect Acquisition Corp., Bobby Allison Cellular Systems of Florida, Inc., and all of the Shareholders of Bobby Allison Cellular Systems of Florida, Inc. (Robert L. McGinnis and James L. Ralph) dated May 1, 1998.

         2.2 Amendment to Merger Agreement by and among 2Connect Express, Inc., 2Connect Acquisition Corp., Bobby Allison Cellular Systems of Florida, Inc., and all of the Shareholders of Bobby Allison Cellular Systems of Florida, Inc. (Robert L. McGinnis and James L. Ralph) dated October 26, 1998.

         2.3 Articles of Merger of 2Connect Express, Inc. filed December 31,
1998.

         3.1 Articles of Amendment to the First Restated and Amended Articles of Incorporation of 2Connect Express, Inc. filed December 28, 1998.

         10.1 Employment Agreement by and between the Registrant and Robert L. McGinnis effective December 31, 1998.

         10.2 Employment Agreement by and between the Registrant and James L. Ralph effective December 31, 1998.

ITEM 8.  CHANGE IN FISCAL YEAR

         The Merger described in Item 1 and Item 2 above results in a change of control of the ownership of the Registrant. As a result of this change in control, the historical financial statements of the Registrant became the historical financial statements of Bobby Allison. Consequently, the Registrant's fiscal year automatically changed to December 31 from January 31 effective upon the completion of the Merger on December 31, 1998. The report covering the transition period will be filed on the Form 10-K for the year ended December 31, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      2CONNECT EXPRESS, INC.,
                                      (Registrant)


                                      /s/ ROBERT L. MCGINNIS
                                      -----------------------------------------
                                      Robert L. McGinnis, Chairman of the Board
                                      and Chief Executive Officer


DATE: January 8, 1999

                                  EXHIBIT INDEX



                                                                                    Sequentially
Exhibit Number                      Description                                     Numbered Page
--------------                      -----------                                     --------------
 2.1             Merger Agreement by and among 2Connect Express,
                 Inc., 2Connect Acquisition Corp., Bobby Allison
                 Cellular Systems of Florida, Inc., and all of the
                 Shareholders of Bobby Allison Cellular Systems of
                 Florida, Inc. (Robert L. McGinnis and James L. Ralph)
                 dated May 1, 1998.

 2.2 Amendment to Merger Agreement by and among 2Connect Express, Inc., 2Connect Acquisition
                 Corp., Bobby Allison Cellular Systems of
                 Florida, Inc., and all of the Shareholders of Bobby Allison Cellular Systems of
                 Florida, Inc. (Robert L. McGinnis and James L.
                 Ralph) dated October 26, 1998.

 2.3             Articles of Merger of 2Connect Express, Inc. filed
                 December 31, 1998.

 3.1             Articles of Amendment to the First Restated and
                 Amended Articles of Incorporation of 2Connect
                 Express, Inc. filed December 28, 1998.

10.1             Employment Agreement by and between the
                 Registrant and Robert L. McGinnis effective
                 December 31, 1998.

10.2             Employment Agreement by and between the
                 Registrant and James L. Ralph effective
                 December 31, 1998.

